EXHIBIT 32.1

CERTIFICATION UNDER SECTION 906 of the SARBANES-OXLEY ACT OF 2002

We, Jim Mayer, Interim Chief Executive Officer of M-Wave, Inc. (the “Company”), and Jeff Figlewicz, Chief Financial Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the Annual Report on Form 10-KSB of the Company for the period ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 22, 2007
/s/ Jim Mayer
Jim Mayer
Interim Chief Executive Officer

Dated: October 22, 2007
/s/ Jeff Figlewicz
Jeff Figlewicz
Chief Financial Officer